EXHIBIT 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report on Form 20-F/A of Cresud S.A.C.I.F. y A (the “Company”) for the fiscal year ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Alejandro G. Elsztain, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934.

Cresud S.A.C.I.F. y A

Date: January 6, 2020	By:	/s/ Alejandro G. Elsztain
Alejandro G. Elsztain
Chief Executive Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except as to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended